Debt	12 Months Ended
Sep. 30, 2013
Debt [Abstract]
Debt
9. Debt

Debt consists of the following at September 30, 2013, and 2012:

(Dollars in thousands)	2013	2012
Revolving credit facility, including current portion	$172,000	115,000
Current portion of long-term debt	(50,000)	(50,000)
Total long-term debt, less current portion	$122,000	65,000

On May 14, 2012, the Company entered into a new $450 million five-year revolving credit facility with JPMorgan Chase Bank, N.A., as administrative agent, PNC Bank, N.A., as syndication agent, and eight other participating lenders (the “Credit Facility”). The Credit Facility replaced the Company’s $330 million revolving credit facility that would otherwise have matured in November, 2012. Through a credit facility expansion option, the Company may elect to increase the size of the Credit Facility by entering into incremental term loans, in any agreed currency, at a minimum of $25 million each up to a maximum of $250 million aggregate.

At September 30, 2013, the Company had approximately $265 million available to borrow under the Credit Facility, plus a $250 million increase option, in addition to $42.9 million cash on hand. The Company classified $50 million as the current portion of long-term debt as of September 30, 2013, as the Company intends to repay this amount within the next twelve months; however, the Company has no contractual obligation to repay such amount during the next twelve months. The Company’s ability to access the additional $250 million increase option of the Credit Facility is subject to acceptance by participating or other outside banks.

The credit facility requires, as determined by certain financial ratios, a facility fee ranging from 17.5 to 35 basis points per annum on the unused portion. The terms of the facility provide that interest on borrowings may be calculated at a spread over the London Interbank Offered Rate (LIBOR) or based on the prime rate, at the Company’s election. The facility is secured by the unlimited guaranty of the Company’s material domestic subsidiaries and a 65% pledge of the material foreign subsidiaries’ share equity. The financial covenants of the Credit Facility include a leverage ratio and an interest coverage ratio. During 2013 and 2012, the maximum aggregate short-term borrowings at any month-end were $191 million and $141 million, respectively; the average aggregate short-term borrowings outstanding based on month-end balances were $171 million and $126 million, respectively; and the weighted average interest rates were 1.55%, 1.20%, and 1.40% for 2013, 2012 and 2011, respectively. The letters of credit issued and outstanding under the Credit Facility totaled $13 million and $15.3 million at September 30, 2013, and 2012, respectively.